Exhibit 10.1

SIXTH AMENDMENT TO CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of September 26, 2024, is among NGL ENERGY OPERATING LLC, a Delaware limited liability company (the “Company”), NGL ENERGY PARTNERS LP, a Delaware limited partnership (the Parent”), each Guarantor party hereto, JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”) and the Lenders party hereto.

Recitals

A.WHEREAS, the Company, the Parent, the Administrative Agent, and the Lenders party thereto from time to time are parties to that certain Credit Agreement dated as of February 4, 2021 (as amended by that certain First Amendment to Credit Agreement, dated November 8, 2021, that certain Second Amendment to Credit Agreement, dated April 13, 2022, that certain Third Amendment to Credit Agreement, dated February 16, 2023, that certain Fourth Amendment to Credit Agreement, dated July 13, 2023, that certain Fifth Amendment to Credit Agreement, dated as of February 2, 2024. and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain loans to, and extensions of credit on behalf of, the Company.

B.WHEREAS, the Company, the Parent, the Administrative Agent and the Lenders party hereto have agreed to amend certain provisions of the Existing Credit Agreement as more fully set forth herein.

C.NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given to such term in the Credit Agreement.

Section 2.Amendment to Credit Agreement. Effective as of the Sixth Amendment Effective Date (as defined below), the defined term “Payment Conditions” is hereby amended and restated to read in its entirety as follows:

“Payment Conditions” means, as of any determination date, (a) no Default or Event of Default shall have occurred and be continuing or would result from the taking of the relevant action as to which the satisfaction of the Payment Conditions is being determined and (b) on a pro forma basis, immediately prior to and immediately after giving effect to any transaction that is subject to the Payment Conditions, either (i)(A) Availability is at least the greater of (x) 12.5% of the Line Cap and (y) $65,000,000, at such time and for the immediately preceding fifteen (15) days and (B) the Fixed Charge Coverage Ratio is at least 1.0 to 1.0 or (ii) Availability is at least the greater of (A) 30% of the Line Cap and (B) $180,000,000, at such time and for the immediately preceding fifteen (15) days.

Section 3.Conditions Precedent. This Amendment shall become effective on the date (such date, the “Sixth Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.1 of the Credit Agreement):

3.1The Administrative Agent, the Lead Arrangers and the Lenders shall have received all fees and other amounts due and payable in connection with this Amendment on or prior to the Sixth Amendment Effective Date, and reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Company pursuant to this Amendment or any other Credit Document (including the out of pocket expenses of counsel to the Administrative Agent and its Affiliates).

3.2The Administrative Agent shall have received a counterpart of this Amendment signed by the Company, the Parent, each Guarantor, and the Lenders constituting at least the Majority Lenders (which, subject to Section 4.4 hereof and Section 12.8(b) of the Credit Agreement, may include any Electronic Signatures transmitted by telecopy, pdf or similar electronic transmission).

3.3The Administrative Agent shall have received a certificate from a Responsible Officer of the Company certifying that the representations and warranties set forth in Section 4.2(e) hereof are true and correct on and as of the Sixth Amendment Date.

The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective (and the Sixth Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of the

Administrative Agent, compliance with the conditions set forth in this Section 3 (or the waiver of such conditions as permitted in Section 12.1 of the Credit Agreement). Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4.Miscellaneous.

4.1Confirmation. All of the terms and provisions of the Credit Agreement, as amended by this Amendment, are, and shall remain, in full force and effect following the Sixth Amendment Effective Date.

4.2Ratification and Affirmation; Representations and Warranties. The Company, the Parent and each Guarantor hereby (a) acknowledges the terms of this Amendment and the Credit Agreement; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, the Credit Agreement and the other Credit Documents and agrees that the Credit Agreement and the other Credit Documents remain in full force and effect; (c) agrees that from and after the Sixth Amendment Effective Date (i) each reference to the Credit Agreement in the other Credit Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment and (ii) this Amendment does not constitute a novation of the Credit Agreement or any other Credit Document; (d) represents and warrants to the Lenders, the Issuing Lenders and the Administrative Agent that the Sixth Amendment has been duly authorized, executed and delivered by the Company, the Parent and each Guarantor and constitutes a legal, valid and binding obligation of the Company, the Parent and each Guarantor enforceable against the Company, the Parent and each Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (e) represents and warrants to the Lenders that as of the date hereof, and immediately after giving effect to the terms of this Amendment, (i) each of the representations set forth in Article 6 of the Credit Agreement, or which are contained in any other Credit Document are, to the extent already qualified by materiality, true and correct in all respects, and, if not already so qualified, are true and correct in all material respects, on and as of the Sixth Amendment Effective Date as if made on and as of the Sixth Amendment Effective Date (unless stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing on the Sixth Amendment Effective Date.

4.3Credit Document. This Amendment is a Credit Document.

4.4Counterparts.

(a)This Amendment may be executed by one or more of the parties to this Amendment in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(b)Delivery of an executed counterpart of a signature page of this Amendment and/or any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.

4.5Integration. This Amendment, the Credit Agreement and the other Credit Documents represent the entire agreement of the Credit Parties, the Agents and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Agent or any Lender relative to the subject matter hereof or thereof not expressly set forth or referred to herein, in the Credit Agreement or in the other Credit Documents.

4.6GOVERNING LAW; NO THIRD PARTIES; SUBMISSION TO JURISDICTION; WAIVERS. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND THE LOANS SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Sections 12.10 and 12.11 of the Credit Agreement are hereby incorporated herein and apply hereto mutatis mutandis.

4.7Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Credit Agreement.

4.8Payment of Expenses. The Company agrees to pay all reasonable and documented out of pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation and administration of this

Amendment and the other Credit Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) to the extent required under Section 12.5(a) of the Credit Agreement.

4.9Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

4.10No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Credit Document, or constitute a waiver or amendment of any provision of the Credit Agreement or any Credit Document. Section 12.3 of the Credit Agreement remains in full force and effect and is hereby ratified and confirmed by the Company, the Parent and each Guarantor.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

COMPANY:                        NGL ENERGY OPERATING LLC

By:    /s/ Bradley P. Cooper
Name:    Bradley P. Cooper
Title:    Chief Financial Officer and Executive Vice President

PARENT:                        NGL ENERGY PARTNERS LP

By: NGL ENERGY HOLDINGS, LLC, its General Partner

By:    /s/ Bradley P. Cooper
Name:    Bradley P. Cooper
Title:    Chief Financial Officer and Executive Vice President
Sixth Amendment to Credit Agreement
Signature Page

GUARANTORS:
ANTICLINE DISPOSAL, LLC
AWR DISPOSAL, LLC
CENTENNIAL ENERGY, LLC
CENTENNIAL GAS LIQUIDS ULC
CHOYA OPERATING, LLC
DISPOSALS OPERATING, LLC
GGCOF HEP BLOCKER, LLC
GGCOF HEP BLOCKER II, LLC
GRAND MESA PIPELINE, LLC
GSR NORTHEAST TERMINALS LLC
HILLSTONE ENVIRONMENTAL PARTNERS, LLC
NGL CRUDE CUSHING, LLC
NGL CRUDE LOGISTICS, LLC
NGL CRUDE TERMINALS, LLC
NGL CRUDE TRANSPORTATION, LLC
NGL DELAWARE BASIN HOLDINGS, LLC
NGL ENERGY FINANCE CORP.
NGL ENERGY GP LLC
NGL LIQUIDS, LLC
NGL MARINE, LLC
NGL RECYCLING SERVICES, LLC
NGL SHARED SERVICES, LLC
NGL SHARED SERVICES HOLDINGS, INC.
NGL SUPPLY TERMINAL COMPANY, LLC
NGL SUPPLY WHOLESALE, LLC
NGL WATER PIPELINES, LLC
NGL WATER SOLUTIONS, LLC
NGL WATER SOLUTIONS DJ, LLC
NGL WATER SOLUTIONS EAGLE FORD, LLC
NGL WATER SOLUTIONS - ORLA SWD, LLC
NGL WATER SOLUTIONS PERMIAN, LLC
NGL WATER SOLUTIONS PRODUCT SERVICES, LLC

By:    /s/ Bradley P. Cooper
Name:    Bradley P. Cooper
Title:    Chief Financial Officer and Executive Vice President

Sixth Amendment to Credit Agreement
Signature Page

ADMINISTRATIVE AGENT AND A LENDER:        JPMORGAN CHASE BANK, N.A

By:    /s/ Umar Hassan
Name:    Umar Hassan
Title:    Authorized Officer
Sixth Amendment to Credit Agreement
Signature Page

LENDER:                        WELLS FARGO BANK, NATIONAL ASSOCIATION

By:    /s/ Layne Deutscher
Name:    Layne Deutscher
Title:    Executive Director
Sixth Amendment to Credit Agreement
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LENDER:                        THE TORONTO-DOMINION BANK, NEW YORK
BRANCH

By:    /s/ Jonathan Schwartz
Name:    Jonathan Schwartz
Title:    Authorized Signatory
Sixth Amendment to Credit Agreement
Signature Page

LENDER:                        ROYAL BANK OF CANADA

By:    /s/ Sue Carol Sedillo
Name:    Sue Carol Sedillo
Title:    Authorized Signatory
Sixth Amendment to Credit Agreement
Signature Page

LENDER:                        BARCLAYS BANK PLC

By:    /s/ Sydney G. Dennis
Name:    Sydney G. Dennis
Title:    Director
Sixth Amendment to Credit Agreement
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LENDER:                        TEXAS CAPITAL BANK

By:    /s/ Stefanie Unruh
Name:    Stefanie Unruh
Title:    Director, ACO
Sixth Amendment to Credit Agreement
Signature Page

LENDER:                        MUFG Bank, Ltd.

By:    /s/ Paul Angland
Name:    Paul Angland
Title:    Director
Sixth Amendment to Credit Agreement
Signature Page